================================================================================

================================================================================

                                                                    PROXY
                            THE VONS COMPANIES, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
                                    OF VONS
            FOR THE SPECIAL MEETING OF SHAREHOLDERS ON APRIL 8, 1997

       The undersigned hereby appoints Lawrence A. Del Santo and Terrence
       J. Wallock, and each of those with full power of substitutions in each, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of The Vons Companies, Inc. ("Vons") which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held on April 8, 1997, and any and all adjournments or postponements thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTIONS IS INDICATED, THIS PROXY WILL BE VOTED FOR THE MERGER PROPOSAL AS ENUMERATED IN PROPOSAL 1.

       The Board of Directors recommends that you vote FOR the Merger Proposal as enumerated in Proposal 1.

       1. Proposal to approve and adopt the Agreement and Plan of Merger, dated as of December 15, 1996, as amended by the First Amendment to Agreement and Plan of Merger, dated as of January 8, 1997, among Safeway Inc., a Delaware corporation, SSCI Merger Sub, Inc., a Michigan corporation and an indirect wholly owned subsidiary of Safeway ("Merger Sub"), and Vons, and the merger of Merger Sub with and into Vons with Vons continuing as the surviving corporation.

                             [ ]    FOR                 [ ]    AGAINST               [ ]    ABSTAIN

                (Continued and to be Signed on the Reverse Side)
                          (Continued From Other Side)
           IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ADJOURNMENTS OR POSTPONEMENTS THEREOF.

                                        ANY PREVIOUS PROXY EXECUTED BY
                                        THE UNDERSIGNED IS HEREBY
                                        REVOKED.

                                        RECEIPT OF THE NOTICE OF THE
                                        SPECIAL MEETING AND THE PROXY
                                        STATEMENT/PROSPECTUS IS HEREBY
                                        ACKNOWLEDGED.

                                        Dated: , 1997

                                            SIGNATURE OF SHAREHOLDER

                                        NOTE: PLEASE SIGN EXACTLY AS
                                        ADDRESSED HEREON. JOINT OWNERS
                                        SHOULD EACH SIGN. EXECUTIVE,
                                        ADMINISTRATORS, TRUSTEES,
                                        GUARDIANS AND ATTORNEYS SHOULD SO
                                        INDICATE WHEN SIGNING. ATTORNEYS
                                        SHOULD SUBMIT POWERS OF ATTORNEY.
                                        CORPORATIONS AND PARTNERSHIPS
                                        SHOULD SIGN IN FULL CORPORATE OR
                                        PARTNERSHIP NAME BY AN AUTHORIZED
                                        OFFICER.

                                        PLEASE MARK, SIGN, DATE AND
                                        RETURN THE PROXY CARD PROMPTLY
                                        USING THE ENCLOSED ENVELOPE